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                                                                    EXHIBIT 10.7

                            CANADIAN PLEDGE AGREEMENT

            PLEDGE AGREEMENT (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Agreement") dated as of June 30, 2004, is made by DYNAMIC DETAILS, INCORPORATED, a California corporation ("Details"), DDI CANADA ACQUISITION CORP., an Ontario Corporation ("DDI"); Details and DDI are sometimes collectively referred to herein as "Canadian Pledgors" and individually as a "Canadian Pledgor"), in favour of GE CANADA FINANCE HOLDING COMPANY, a Nova Scotia unlimited liability company, as agent (in such capacity, "Canadian Agent") for the lenders ("Canadian Lenders") from time to time party to the Credit Agreement (as defined below).

                                    RECITALS

            A. Pursuant to that certain Credit Agreement of even date herewith by and among Dynamic Details Canada, Corp., the other Credit Parties party thereto, Canadian Agent and Canadian Lenders (including all annexes, exhibits and schedules thereto, as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), Canadian Lenders have agreed to make certain financial accommodations for the direct or indirect benefit of Canadian Pledgors.

            B. Each Canadian Pledgor is the record and beneficial owner of the shares of or interests in Stock (as defined in the Credit Agreement) listed as owned by it in PART A of SCHEDULE I hereto and the owner of the promissory notes and other Instruments (as defined in the Credit Agreement) and the beneficiary of the letters of credit listed as held by it in PART B of SCHEDULE I hereto.

            C. Each Canadian Pledgor is either a direct or indirect beneficiary of the financial accommodations made available to Borrowers under the Credit Agreement.

            D. In order to induce Canadian Lenders to extend the financial accommodations as provided for in the Credit Agreement, each Canadian Pledgor has agreed to pledge the Pledged Collateral (as hereinafter defined) to Canadian Agent, for the benefit of Canadian Agent and Canadian Lenders, in accordance herewith. These recitals shall be construed as part of this Agreement.

                                    AGREEMENT

            NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Canadian Pledgor and Canadian Agent agree as follows:

            1. Definitions. Unless otherwise defined herein, capitalized terms or matters of construction defined or established in ANNEX A to the Credit Agreement shall be applied herein as defined or established therein, and the following terms shall have (unless otherwise

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provided elsewhere in this Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

            "Pledged Collateral" shall have the meaning assigned to it in
SECTION 2 hereof.

            "Pledged Entity" shall mean an issuer of Pledged Stock or Pledged Indebtedness.

            "Pledged Indebtedness" shall mean the Indebtedness evidenced by the promissory notes, other Instruments and letters of credit listed on PART B of
SCHEDULE I.

            "Pledged Stock" shall mean those shares of or interest in Stock\ listed in PART A of SCHEDULE I.

SCHEDULE I.

            2. Pledge. Each Canadian Pledgor hereby pledges and grants to Canadian Agent, for the benefit of Canadian Agent and Canadian Lenders, a first priority Lien on all of its right, title and interest in and to all of the following (collectively, the "Pledged Collateral"):

            (a) the Pledged Stock owned by it and the certificates, if any, representing such Pledged Stock, and all dividends, distributions, cash, Instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Stock;

            (b)   such portion, as determined by Canadian Agent as provided in
SECTION 6(d) below, of any additional shares of or interests in Stock of a Pledged Entity from time to time acquired by such Canadian Pledgor in any manner (which shares or interests shall be deemed to be part of the Pledged Stock owned by such Canadian Pledgor), and the certificates, if any, representing such additional shares or interests, and all dividends, distributions, cash, Instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Stock;

            (c) the Pledged Indebtedness held by it and the promissory notes, other Instruments and letters of credit evidencing such Pledged Indebtedness, and all interest, cash, Instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of such Pledged Indebtedness; and

            (d) all additional Indebtedness arising after the date hereof and owing to such Canadian Pledgor and evidenced by promissory notes, other Instruments or letters of credit, together with such promissory notes, Instruments and letters of credit, and all interest, cash, Instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of such Pledged Indebtedness.

            3. Security for Obligations. This Agreement secures, and the Pledged Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of the Obligations (specifically including each Borrower's Obligations arising under the cross-guaranty provisions of Section 12 of the Credit Agreement and each Guarantor's obligations arising under the Guaranties).

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            4.    Delivery of Pledged Collateral. All certificates and all
promissory notes, other Instruments and letters of credit evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Canadian Agent, for the benefit of Canadian Agent and Canadian Lenders, pursuant hereto. All Pledged Stock shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Canadian Agent and all promissory notes or other Instruments evidencing the Pledged Indebtedness shall be endorsed by the Canadian Pledgor pledging such Pledged Indebtedness. If the constating documents of any Pledged Entity restrict the transfer of the securities of such Pledged Entity, then the Canadian Pledgor will also deliver to Canadian Agent a certified copy of a resolution of the directors or shareholders of such Pledged Entity consenting to the transfer(s) contemplated by this Agreement, including any prospective transfer of the Pledged Collateral by Canadian Agent upon a realization on the security constituted hereby in accordance with this Agreement, provided that, if any Pledged Entity is a ULC (as defined herein) no such resolution shall be delivered by such Canadian Pledgor hereunder.

            5. Representations and Warranties. Each Canadian Pledgor represents and warrants to Canadian Agent that:

            (a) (i) Such Canadian Pledgor is, and at the time of delivery of the Pledged Stock owned by it to or on behalf of Canadian Agent will be, the sole holder of record and the sole beneficial owner of such Pledged Collateral pledged by it free and clear of any Lien thereon or affecting the title thereto, except for (A) any Lien created by this Agreement or the other Loan Documents and (B) Permitted Encumbrances, and (ii) such Canadian Pledgor is, and at the time of delivery of the Pledged Indebtedness held by it to or on behalf of Canadian Agent will be, the sole owner and holder of such Pledged Collateral free and clear of any Lien thereon or affecting title thereto, except for (A) any Lien created by this Agreement or the other Loan Documents and (B) Permitted Encumbrances.

            (b) (i) All of the Pledged Stock (other than shares in a ULC ("ULC SHARES") owned by such Canadian Pledgor has been duly authorized, validly issued and is fully paid and nonassessable and all of the ULC Shares owned by such Canadian Pledgor has been duly authorized, validly issued and is fully paid (ii) the Pledged Indebtedness held by such Canadian Pledgor has been duly authorized, authenticated or issued and delivered by, and constitutes the legal, valid and binding obligation of, each Pledged Entity issuing same, and no such Pledged Entity is in default thereunder.

            (c) Such Canadian Pledgor has the right and requisite authority to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral (other than ULC Shares) pledged by such Canadian Pledgor to or on behalf of Canadian Agent as provided herein and to pledge the ULC Shares by such Canadian Pledgor to or on behalf of Canadian Agent as provided herein.

            (d) None of the Pledged Stock or Pledged Indebtedness owned or held by such Canadian Pledgor has been issued or transferred in violation of the securities legislation of any jurisdiction to which such issuance or transfer may be subject.

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            (e)   Subject to the provisions of Section 29 hereof, such Canadian
Pledgor is the sole owner of the Pledged Stock pledged by it hereunder and such Pledged Stock, if certificated, is presently represented by the certificates listed in PART A of SCHEDULE I hereto. Except as listed on SCHEDULE III hereto, as of the date hereof, there are no existing options, warrants, calls or commitments of any character whatsoever relating to the Pledged Stock pledged by such Canadian Pledgor hereunder.

            (f) No consent, approval, authorization or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the pledge by such Canadian Pledgor of the Pledged Collateral owned or held by it pursuant to this Agreement or for the execution, delivery or performance of this Agreement by such Canadian Pledgor, or (ii) for the exercise by Canadian Agent of the voting or other rights provided for in this Agreement or the remedies in respect of such Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition by legislation affecting the offering and sale of securities generally.

            (g) The pledge, assignment and delivery of the Pledged Collateral owned or held by it pursuant to this Agreement will create a valid first priority Lien on and a first priority perfected security interest in favor of Canadian Agent, for the benefit of Canadian Agent and Canadian Lenders, upon such Pledged Collateral and the Proceeds thereof, securing the payment of the Obligations, subject to no other Lien except for (i) any Lien created by this Agreement or the other Loan Documents and (ii) Permitted Encumbrances.

            (h) This Agreement has been duly authorized, executed and delivered by such Canadian Pledgor and constitutes a legal, valid and binding obligation of such Canadian Pledgor enforceable against such Canadian Pledgor in accordance with its terms.

            (i) The Pledged Stock constitutes the respective percentages of the issued and outstanding shares of Stock of each Pledged Entity set forth in Part A of Schedule I hereto.

            (j) Except as disclosed in PART B of SCHEDULE I, none of the Pledged Indebtedness held by such Canadian Pledgor is subordinated in right of payment to other Indebtedness (except for the Obligations) or subject to the terms of an indenture.

The representations and warranties set forth in this SECTION 5 shall survive the execution and delivery of this Agreement and any disposition or payment of the Obligations until repayment and performance in full of the Obligations and termination of all rights of the Canadian Pledgors that, if exercised, would result in the existence of Obligations.

            6. Covenants. Each Canadian Pledgor covenants and agrees that until the Termination Date:

            (a) Without the prior written consent of Canadian Agent, such Canadian Pledgor will not sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to any Pledged Collateral owned or held by it, or any unpaid dividends, interest or other distributions o

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                                      -5-

payments with respect to such Pledged Collateral, or grant a Lien on such Pledged Collateral, except as otherwise expressly permitted by the Credit Agreement;

            (b) Such Canadian Pledgor will, at its expense, promptly execute, acknowledge and deliver all such Instruments and deliver letters of credit and take any other action deemed necessary or desirable by Canadian Agent in order to protect and perfect the Lien in favor of Canadian Agent, for the benefit of Canadian Agent and Canadian Lenders, upon the Pledged Collateral, including the filing of any necessary PPSA financing statements, which may be filed by Canadian Agent without the signature of such Canadian Pledgor, and will cooperate with Canadian Agent, at such Canadian Pledgor's expense, in obtaining all necessary approvals and making all necessary filings under federal, provincial, local or foreign law in connection with such Liens or any sale or transfer of such Pledged Collateral. Such Canadian Pledgor also acknowledges that this Agreement has been prepared based on the existing laws of the Province of Ontario and that a change in such laws, or the laws of other jurisdictions, may require the execution and delivery of different forms of security documentation. Accordingly, Canadian Pledgor agrees that Canadian Agent will have the right to require that this Agreement be amended, supplemented or replaced, and that Canadian Pledgor will immediately on request by Canadian Agent authorize, execute and deliver any such amendment, supplement or replacement (i) to reflect any changes in such laws, whether arising as a result of statutory amendments, court decisions or otherwise, (ii) to facilitate the creation and registration of appropriate security in all appropriate jurisdictions, or (iii) if Canadian Pledgor merges or amalgamates with any other Person or enters into any corporate reorganization, in each case in order to confer on Canadian Agent security interests similar to, and having the same effect as, the security interests created by this Agreement.

            (c) Such Canadian Pledgor has and will defend the title to the Pledged Collateral owned or held by it and the Liens of Canadian Agent in such Pledged Collateral against the claim of any Person and will maintain and preserve such Liens; and

            (d) Such Canadian Pledgor will, upon obtaining ownership of any additional Stock, promissory notes or other Instruments or letters of credit of a Pledged Entity or Stock, promissory notes or other Instruments or letters of credit otherwise required to be pledged to Canadian Agent pursuant to any of the Loan Documents that does not already constitute Pledged Collateral hereunder, promptly (and in any event within five Business Days after it acquires any such additional Stock, notes or other Instruments or letters of credit) deliver to Canadian Agent a Pledge Amendment, duly executed by such Canadian Pledgor, in substantially the form of SCHEDULE II (each, a "Pledge Amendment"), in respect of any such additional Stock, notes or other Instruments or letters of credit, pursuant to which such Canadian Pledgor shall deliver and pledge to Canadian Agent all of such additional Stock, notes and other Instruments or letters of credit. Such Canadian Pledgor hereby authorizes Canadian Agent to attach each such Pledge Amendment to this Agreement and agrees that all Pledged Stock and Pledged Indebtedness listed in any such Pledge Amendment and delivered to Canadian Agent concurrently with Canadian Pledgor's delivery of such Pledge Amendment shall for all purposes hereunder be considered Pledged Collateral.

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            7.    Canadian Pledgor's Rights. So long as no Default or Event of
Default shall have occurred and be continuing and until written notice shall be given to any Canadian Pledgor in accordance with SECTION 8(a):

            (a) Each Canadian Pledgor shall have the right, from time to time, to vote and give consents with respect to the Pledged Collateral pledged by it hereunder or any part thereof for all purposes not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Loan Document; provided, that no vote shall be cast, and no consent shall be given or action taken, that would have the effect of impairing the position or interest of Canadian Agent in respect of the Pledged Collateral or that would authorize, effect or consent to (unless and to the extent expressly permitted by the Credit Agreement):

            (i) the dissolution or liquidation, in whole or in part, of a Pledged Entity;

            (ii) the consolidation or merger of a Pledged Entity with any other Person;

            (iii) the sale, disposition or encumbrance of all or substantially all of the assets of a Pledged Entity, except for Liens in favor of Canadian Agent;

            (iv) any change in the authorized number of shares, the stated capital or the authorized share capital of, or the interests in, a Pledged Entity or the issuance of any additional shares of or interests in its Stock; or

            (v) the alteration of the voting rights with respect to the Stock of a Pledged Entity.

            (b) Each Canadian Pledgor shall be entitled, from time to time, to collect and receive for its own use all cash dividends and interest paid in respect of the Pledged Stock and Pledged Indebtedness pledged by it hereunder to the extent not in violation of the Credit Agreement, except for any and all: (i) dividends and interest paid or payable other than in cash in respect of any such Pledged Collateral, Instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any such Pledged Collateral; (ii) dividends and other distributions paid or payable in cash in respect of any such Pledged Stock in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in capital of a Pledged Entity; and (iii) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any such Pledged Collateral; provided, that until actually paid all rights to such distributions shall remain subject to the Lien in favor of Canadian Agent created by this Agreement and the other Loan Documents.

            (c) upon the occurrence and during the continuance of an event of default, all dividends and interest (other than such cash dividends and interest as are permitted to be paid to each canadian pledgor in accordance with clause
(b) above) and all other distributions in respect of any of the pledged stock or pledged indebtedness, whenever paid or made, shall be

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delivered to canadian agent to hold as pledged collateral and shall, if received by such canadian pledgor, be received in trust for the benefit of canadian agent, for the benefit of canadian agent and canadian lenders, be segregated from the other property or funds of such canadian pledgor, and be forthwith delivered to canadian agent as pledged collateral in the same form as so received (with any necessary indorsements).

            (d) Sections 7(a), (b) and (c) shall not apply to ULC Shares. For greater certainty, any Canadian Pledgor pledging ULC Shares is entitled to exercise all voting rights in respect of such ULC Shares and to give consents in respect thereof, provided however, each such Canadian Pledgor agrees that no vote shall be cast and no consent shall be given or action taken that would have the effect of impairing the position or interest of the Canadian Agent in respect of such ULC Shares or that would authorize, effect or consent to (unless and to the extent expressly permitted by the Credit Agreement):

                  (i) the dissolution or liquidation, in whole or in part, of a Pledged Entity;

                  (ii) the consolidation or merger of a Pledged Entity with any other Person;

                  (iii) the sale, disposition or encumbrance of all or
            substantially all of the assets of a Pledged Entity, except for Liens in favor of Canadian Agent;

                  (iv) any change in the authorized number of shares, the stated capital or the authorized share capital of, or the interests in, a Pledged Entity or the issuance of any additional shares of or interests in its Stock; or

                  (v) the alteration of the voting rights with respect to the Stock of a Pledged Entity.

      Any Canadian Pledgor pledging ULC Shares is entitled to receive and deal with all dividends and all other distributions or other like payments at any time payable on or with respect to ULC Shares (to the extent not in violation of the Credit Agreement) and the Canadian Agent shall forthwith deliver to such Canadian Pledgor any dividends, distributions or other like payments received by the Canadian Agent.

            8.    Defaults and Remedies; Proxy.

            (a) Upon the occurrence and during the continuation of any Event of Default, and concurrently with written notice to any Canadian Pledgor, Canadian Agent (personally or through an agent) is hereby authorized and empowered to:

                  (i) transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral (other than ULC Shares) pledged by such Canadian Pledgor hereunder, to exchange certificates or Instruments representing or evidencing such Pledged Collateral for certificates or Instruments of smaller or larger denominations, to exercise (other than in respect of the ULC

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                                      -8-

            Shares) the voting and all other rights as a holder with respect thereto, to collect and receive (other than in respect of the ULC Shares) all cash dividends, interest, principal and other distributions made thereon, to sell in one or more sales after fifteen days' notice of the time and place of any public sale or of the time at which a private sale is to take place (which notice such Canadian Pledgor agrees is commercially reasonable) the whole or any part of such Pledged Collateral and to otherwise act with respect to such Pledged Collateral (other than ULC Shares) as though Canadian Agent were the outright owner thereof. Any sale shall be made at a public or private sale at Canadian Agent's place of business, or at any place to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as Canadian Agent may deem fair, and Canadian Agent may be the purchaser of the whole or any part of such Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of any Canadian Pledgor or any right of redemption. Each sale shall be made to the highest bidder, but Canadian Agent reserves the right to reject any and all bids at such sale that, in its discretion, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of Canadian Agent. EACH PLEDGOR HEREBY REVOKES ALL PREVIOUS PROXIES WITH REGARD TO THE PLEDGED STOCK AND IRREVOCABLY CONSTITUTES AND APPOINTS AGENT AS THE PROXY AND ATTORNEY-IN-FACT OF SUCH PLEDGOR WITH RESPECT TO THE PLEDGED COLLATERAL PLEDGED BY SUCH CANADIAN PLEDGOR HEREUNDER, INCLUDING THE RIGHT TO VOTE THE PLEDGED STOCK OF SUCH CANADIAN PLEDGOR, WITH FULL POWER OF SUBSTITUTION TO DO SO. THE APPOINTMENT OF AGENT AS PROXY AND ATTORNEY-IN-FACT IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE TERMINATION DATE. IN ADDITION TO THE RIGHT TO VOTE THE PLEDGED STOCK OF SUCH CANADIAN PLEDGOR, THE APPOINTMENT OF AGENT AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF SUCH PLEDGED STOCK WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS). EXCEPT WITH RESPECT TO ULC SHARES (WHICH ARE GOVERNED BY THE PROVISIONS OF SECTION 8(F) HEREOF, SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF SUCH PLEDGED STOCK ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF SUCH PLEDGED STOCK OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE OF AN EVENT OF DEFAULT. NOTWITHSTANDING THE FOREGOING, AGENT SHALL NOT HAVE ANY DUTY TO EXERCISE ANY SUCH RIGHT OR TO PRESERVE

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                                      -9-

            THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO;

                  (ii) exercise all of the rights and remedies granted to secured parties under the PPSA and any other applicable statute, or otherwise available to Canadian Agent at law or in equity; and

                  (iii) apply to a court of competent jurisdiction for the sale or foreclosure of any or all of the Pledged Collateral.

            (b) If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral pledged by any Canadian Pledgor hereunder, (i) the highest bid, if there is but one sale, shall be inadequate to discharge in full all the Obligations, or (ii) such Pledged Collateral is offered for sale in lots, the highest bid for the lot offered for sale at any of such sales would indicate to Canadian Agent, in its discretion, that the proceeds of the sales of the whole of such Pledged Collateral would be unlikely to be sufficient to discharge all the Obligations, then Canadian Agent may, on one or more occasions and in its discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, that any sale or sales made after such postponement shall be after fifteen days' notice to such Canadian Pledgor.

            (c) Each Canadian Pledgor recognizes that Canadian Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof. Each Canadian Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. Canadian Agent shall be under no obligation to delay a sale of any of the Pledged Collateral.

            (d) Each Canadian Pledgor agrees to the maximum extent permitted by applicable law that following the occurrence and during the continuance of an Event of Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and each Canadian Pledgor waives the benefit of all such laws to the extent it lawfully may do so. Each Canadian Pledgor agrees that it will not interfere with any right, power or remedy of Canadian Agent provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by Canadian Agent of any one or more of such rights, powers or remedies. No failure or delay on the part of Canadian Agent to exercise any such right, power or remedy and no notice or demand that may be given to or made upon any Canadian Pledgor by Canadian Agent with respect to any such remedies shall operate as a waiver thereof, or limit or impair Canadian Agent's right to take any action or to exercise any power or

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                                      -10-

remedy hereunder, without notice or demand, or prejudice its rights as against any Canadian Pledgor in any respect.

            (e) Each Canadian Pledgor further agrees that a breach of any of the covenants contained in this SECTION 8 will cause irreparable injury to Canadian Agent, that Canadian Agent shall have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this SECTION 8 shall be specifically enforceable against such Canadian Pledgor, and each Canadian Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Obligations are not then due and payable in accordance with the agreements and Instruments governing and evidencing the Obligations.

            (f) Notwithstanding the foregoing provisions of Section 8, the remedies set out in this Section 8 shall only become enforceable with respect to ULC Shares and shall only apply to ULC Shares upon (i) the occurrence and during the continuation of any Event of Default, and (ii) the giving of notice by the Canadian Agent to the applicable Canadian Pledgor, and such further steps being taken thereunder so as to register Canadian Agent, any Canadian Lender or any nominee of the foregoing as holder of the ULC Shares, and, in any event, any provisions of Section 8(a)(i) with respect to the exercise of voting rights, or with respect to the receipt of dividends or other distributions or like payments, shall not apply to ULC Shares.

            9. Waiver. No delay on Canadian Agent's part in exercising any power of sale, Lien, option or other right hereunder, and no notice or demand that may be given to or made upon any Canadian Pledgor by Canadian Agent with respect to any power of sale, Lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair Canadian Agent's right to take any action or to exercise any power of sale, Lien, option, or any other right hereunder, without notice or demand, or prejudice Canadian Agent's rights as against any Canadian Pledgor in any respect.

            10. Assignment. Canadian Agent may assign, endorse or transfer any Instrument evidencing all or any part of the Obligations as provided in, and in accordance with, the Credit Agreement, and the holder of such Instrument shall be entitled to the benefits of this Agreement.

            11. Termination. Immediately following the Termination Date, Canadian Agent shall deliver to each Canadian Pledgor (as the case may be) the Pledged Collateral pledged by such Canadian Pledgor at the time subject to this Agreement and all instruments of assignment executed in connection therewith, free and clear of the Liens created in favor of Canadian Agent under this Agreement and the other Loan Documents and, except as otherwise provided herein, all of such Canadian Pledgor's obligations hereunder shall at such time terminate.

            12. Lien Absolute. All rights of Canadian Agent hereunder, and all obligations of each Canadian Pledgor hereunder, shall be absolute and unconditional irrespective of:

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                                      -11-

            (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document or any other agreement or Instrument governing or evidencing any Obligations;

            (b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or Instrument governing or evidencing any Obligations;

            (c) any exchange, release or non-perfection of any other Collateral or any release or amendment or waiver of, or consent to departure from any guarantee for, all or any of the Obligations;

            (d)   the insolvency of any Canadian Pledgor; or

            (e) any other circumstance that might otherwise constitute a defense available to, or a discharge of, such Canadian Pledgor.

            13. Release. Each Canadian Pledgor consents and agrees that Canadian Agent may at any time, or from time to time, in its discretion:

            (a) renew, extend or change the time of payment of, or the manner, place or terms of payment of, all or any part of the Obligations; and

            (b) exchange, release or surrender all or any of the Collateral (including the Pledged Collateral), or any part thereof, by whomsoever deposited, that is now or may hereafter be held by Canadian Agent in connection with all or any of the Obligations;

all in such manner and upon such terms as Canadian Agent may deem proper, and without notice to or further assent from such Canadian Pledgor, it being hereby agreed that such Canadian Pledgor shall be and remain bound by this Agreement irrespective of the value or condition of any of the Collateral and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Obligations may, at any time, exceed the aggregate principal amount thereof set forth in the Credit Agreement or any other agreement governing any Obligations. Each Canadian Pledgor hereby waives notice of acceptance of this Agreement, presentment, demand, protest and notice of dishonor of any and all of the Obligations, and any delay by Canadian Agent or any Canadian Lender in commencing suit against any party hereto or Person liable hereon, and in giving any notice to or of making any claim or demand hereunder upon such Canadian Pledgor. No act or omission of any kind on Canadian Agent's part shall in any event affect or impair this Agreement.

                  14. Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Canadian Pledgor or any Pledged Entity for liquidation or reorganization, should any Canadian Pledgor or any Pledged Entity become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of any Canadian Pledgor's or Pledged Entity's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "fraudulent preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

            15. Notices. Except as otherwise provided in this Agreement, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Credit Agreement.

            16. Severability. Whenever possible, each provision of this Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

            17. No Waiver; Cumulative Remedies. Neither Canadian Agent nor any Canadian Lender shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Canadian Agent and then only to the extent therein set forth. A waiver by Canadian Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Canadian Agent would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Canadian Agent or any Canadian Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Canadian Agent and Canadian Pledgors.

            18. Successors and Assigns. This Agreement and all obligations of Canadian Pledgors hereunder shall be binding upon the successors and assigns of each Canadian Pledgor (including any trustee on behalf of such Canadian Pledgor) and shall, together with the rights and remedies of Canadian Agent, for the benefit of Canadian Agent and Canadian Lenders, hereunder, inure to the benefit of, and be enforceable by, Canadian Agent and its successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to Canadian Agent, for the benefit of Canadian Agent and Canadian Lenders, hereunder. No Canadian Pledgor may assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Agreement.

            19. Counterparts. This Agreement may be authenticated in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. This Agreement may be authenticated by manual signature, facsimile or, if approved in writing by Canadian Agent, electronic means, all of which shall be equally valid.

            20. GOVERNING LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE PROVINCE OF ONTARIO APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT PROVINCE, AND ANY APPLICABLE LAWS OF CANADA. EACH CANADIAN PLEDGOR HEREBY CONSENTS AND AGREES THAT THE COURTS LOCATED IN THE PROVINCE OF ONTARIO SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES AMONG CANADIAN PLEDGORS, CANADIAN AGENT AND CANADIAN LENDERS PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT, PROVIDED, THAT CANADIAN AGENT, CANADIAN LENDERS AND CANADIAN PLEDGORS ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE PROVINCE OF ONTARIO, AND, PROVIDED, FURTHER, NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE CANADIAN AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOUR OF CANADIAN AGENT. EACH CANADIAN PLEDGOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH CANADIAN PLEDGOR HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH CANADIAN PLEDGOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH CANADIAN PLEDGOR AT THE ADDRESS SET FORTH ON ANNEX I TO THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE MAIL, PROPER POSTAGE PREPAID.

            21. WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON

AND THE PARTIES WISH APPLICABLE PROVINCIAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT DISPUTES ARISING HEREUNDER OR RELATING HERETO BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG CANADIAN AGENT, CANADIAN LENDERS, AND CANADIAN PLEDGORS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.

            22. Attachment; No Obligation to Advance. Each Canadian Pledgor confirms that value has been given by Canadian Agent to Canadian Pledgor, that Canadian Pledgor has rights in the Pledged Collateral (other than after-acquired property) and that Canadian Pledgors and Canadian Agent have not agreed to postpone the time for attachment of the security interests created by this Agreement to any of the Pledged Collateral. The security interests created by this Agreement will have effect and be deemed to be effective whether or not the Obligations or any part thereof are owing or in existence before or after or upon the date of this Agreement. Neither the execution of this Agreement nor any advance of funds shall oblige Canadian Agent to advance any funds or any additional funds.

            23. Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

            24. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

            25. Advice of Counsel. Each of the parties represents to each other party hereto that it has discussed this Agreement and, specifically, the provisions of SECTION 20 and SECTION 21, with its counsel.

            26. Benefit of Canadian Lenders. All Liens granted or contemplated hereby shall be for the benefit of Canadian Agent, for the benefit of Canadian Agent and Canadian Lenders, and all proceeds or payments realized from the Pledged Collateral in accordance herewith shall be applied to the Obligations in accordance with the terms of the Credit Agreement.

            27.   Miscellaneous.

            (a) Canadian Agent may execute any of its duties hereunder by or through agents or employees and shall be entitled to advice of counsel concerning all matters pertaining to its duties hereunder.

            (b) Each Canadian Pledgor agrees to promptly reimburse Canadian Agent for actual out-of-pocket expenses, including reasonable counsel fees, incurred by Canadian Agent in connection with the administration and enforcement of this Agreement.

            (c) Neither Canadian Agent, nor any of its representative officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

            28. Nova Scotia Unlimited Liability Companies. Notwithstanding anything else contained in this Agreement or any other document or agreement among all or some of the parties hereto, DDI is the sole registered and beneficial owner of all Pledged Stock which are shares of a Pledged Entity or any other Person whose securities are the subject hereof and which is an unlimited liability company (a "ULC") and will remain so until such time as such shares are effectively transferred into the name of Canadian Agent, any Canadian Lender or any nominee of the foregoing on the books and records of such ULC. Accordingly, DDI shall be entitled to receive and retain for its own account any dividend on or other distribution, if any, in respect of such Pledged Stock (except insofar as DDI has granted a security interest therein) and shall have the right to vote such Pledged Stock and to control the direction, management and policies of a Pledged Entity to the same extent as DDI would if such Pledged Stock were not pledged to Canadian Agent (for its own benefit and for the benefit of the Canadian Lenders) pursuant hereto. Nothing in this Agreement or any other document or agreement among all or some of the parties hereto is intended to, and nothing in this Agreement or any other document or agreement among all or some of the parties hereto shall, constitute Canadian Agent, any Canadian Lender or any Person other than DDI, a member of a ULC for the purposes of the Companies Act (Nova Scotia) until such time as notice is given to DDI and further steps are taken thereunder so as to register Canadian Agent, any Canadian Lender or any nominee of the foregoing as holder of shares of the ULC. To the extent any provision hereof would have the effect of constituting Canadian Agent or any Canadian Lender as a member of any ULC prior to such time, such provision shall be severed therefrom and ineffective with respect to Pledged Stock which are shares of a ULC without otherwise invalidating or rendering unenforceable this Agreement or invalidating or rendering unenforceable such provision insofar as it relates to Pledged Stock which are not shares of a ULC.

            29. Intercreditor Agreement. The parties acknowledge that (a) DDI stock certificate No. C-2 and (b) the promissory note of DDI in favor of Dynamic Details, Incorporated dated December 29, 2003, in the initial principal amount of CAD$12,903,801, were each previously delivered to US Agent in connection with the US Credit Agreement, and that US Agent is holding such stock certificate and promissory note for the benefit of Canadian Agent in accordance with the terms of the GE Capital Intercreditor Agreement of even date herewith between US Agent and Canadian Agent.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed as of the date first written above.

"CANADIAN PLEDGORS"

DDI CANADA ACQUISITION CORP.                 DYNAMIC DETAILS, INCORPORATED

By: /s/ TIMOTHY DONNELLY                     By: /s/ TIMOTHY DONNELLY
    -------------------------------              -------------------------------
Name:  Timothy Donnelly                      Name:  Timothy Donnelly
Title: Vice President and Secretary          Title: Vice President and Secretary


"CANADIAN AGENT"

GE CANADA FINANCE HOLDING
 COMPANY

By: /s/ STEPHEN B. SMITH
    --------------------------------
Name: Stephen B. Smith
      President

                                   SCHEDULE I

                                     PART A

                                 PLEDGED SHARES



                                                                                        PERCENTAGE OF
                                                          STOCK        NUMBERS OF    OUTSTANDING SHARES
                     CLASS OF                          CERTIFICATES    SHARES Or             OR
PLEDGED ENTITY        STOCK       HOLDER OF STOCK        NUMBER(S)     INTERESTS*         INTERESTS
--------------------------------------------------------------------------------------------------------
Dynamic Details       Common     DDi Canada                 1               100             100%
Canada, Corp.                    Acquisition Corp.

--------------------------------------------------------------------------------------------------------
DDi Canada            Common     Dynamic Details,          C-2              715              65%
Acquisition Corp.                Incorporated

--------------------------------------------------------------------------------------------------------
DDi Canada            Common     Dynamic Details,          C-3              385              35%
Acquisition Corp.                Incorporated
--------------------------------------------------------------------------------------------------------

                                     PART B

                              PLEDGED INDEBTEDNESS

                     INITIAL PRINCIPAL       CANADIAN                       MATURITY   INTEREST
PLEDGED ENTITY            AMOUNT             PLEDGOR         ISSUE DATE       DATE       RATE
-----------------------------------------------------------------------------------------------
DDi Canada           CAD                   Dynamic          December 29,   December     9.75%
Acquisition          $12,903,801           Details,         2003           29, 2013
Corp.                                      Incorporated

-----------------------------------------------------------------------------------------------
Dynamic Details      CAD                   DDi Canada       February 2,    December       10%
Canada, Corp.        $12,903,801           Acquisition      2004           29, 2013
                                           Corp.

-----------------------------------------------------------------------------------------------

                                   SCHEDULE II

                                PLEDGE AMENDMENT

            This Pledge Amendment, dated as of______________,____ is delivered pursuant to SECTION 6(d) of the Pledge Agreement referred to below. All defined terms herein shall have the meanings assigned thereto or incorporated by reference in the Pledge Agreement. The undersigned hereby certifies that the representations and warranties in SECTION 5 of the Pledge Agreement are and continue to be true and correct, both as to the promissory notes, other Instruments, letters of credit, shares and interests pledged prior to this Pledge Amendment and as to the promissory notes, other Instruments, shares or interests pledged pursuant to and delivered to Canadian Agent concurrently with Canadian Pledgor's delivery of this Pledge Amendment. The undersigned further agrees that this Pledge Amendment may be attached to that certain Pledge Agreement dated as of June 30, 2004 (the "Pledge Agreement"), by and among Dynamic Details, Incorporated and DDi Canada Acquisition Corp., as Canadian Pledgors, and GE Canada Financing Holding Company, as Canadian Agent, and that the Pledged Stock and Pledged Indebtedness listed in this Pledge Amendment shall be and become a part of the Pledged Collateral referred to in the Pledge Agreement and shall secure all Obligations referred to in the Pledge Agreement.

                                             "Canadian Pledgor"

                                             By:   __________________________
                                             Name: __________________________
                                             Title:__________________________

NAME AND
ADDRESS OF
CANADIAN                                                   CERTIFICATE         NUMBER OF
PLEDGOR          PLEDGED ENTITY        CLASS OF STOCK       NUMBER(S)     SHARES OR INTERESTS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

                 INITIAL PRINCIPAL
PLEDGED ENTITY       AMOUNT            ISSUE DATE     MATURITY DATE    INTEREST RATE
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

                                  SCHEDULE III

                EXISTING OPTIONS, WARRANTS, CALLS OR COMMITMENTS
                          RELATING TO THE PLEDGED STOCK

None.